UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 22, 2017 (July 13, 2017)

Date of Report (Date of earliest event reported)

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1624 Market Street, Denver, CO, Suite 201	80202
(Address of principal executive offices)	(Zip Code)

(833) 467-6687
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X]	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

As used in this Current Report, all references to the terms “we”, “us”, “our”, “MassRoots” or the “Company” refer to MassRoots, Inc., unless the context clearly requires otherwise.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that may constitute forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, as well as the Company’s expectations, to differ materially from those expressed in or contemplated by the forward-looking statements. Risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

Item 2.01

Completion of Acquisition or Disposition of Assets.

On July 14, 2017, we filed a Current Report on Form 8-K (the “Initial Report”) to report the acquisition by merger of Odava, Inc. on July 13, 2017. The information in Item 2.01 of the Initial Report is incorporated herein by reference.

This Current Report on Form 8-K/A is being filed to provide certain financial statements and pro forma information of Odava, Inc. required by Item 9.01 of Form 8-K.

Item 9.01

Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Odava, Inc. for the years ended December 31, 2015 and December 31, 2016, and the notes to the audited financial statements, are filed as Exhibit 99.1 hereto, and are hereby incorporated by reference into this Item 9.01.

The unaudited condensed financial statement of Odava, Inc. for the three months ended March 31, 2017, and the notes to the unaudited condensed financial statements, are filed as Exhibit 99.2 hereto, and are hereby incorporated by reference into this Item 9.01.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of March 31, 2017, and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016 and the three months ended March 31, 2017 are filed as Exhibit 99.3 hereto, and are hereby incorporated by reference into this Item 9.01.

(d) Exhibits.

The documents set forth below are filed herewith.

99.1	Audited Financial Statements of Odava, Inc. for the years ended December 31, 2015 and December 31, 2015, and related notes.

99.2	Unaudited Condensed Financial Statements of Odava, Inc. for the three months ended March 31, 2017 and 2016, and related notes.

99.3	Unaudited Pro Forma Condensed Combined Financial Information for Odava, Inc. and MassRoots, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MassRoots, Inc.

Date: September 22, 2017	By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer